UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  April 15, 2013

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JEWETT-CAMERON TRADING COMPANY LTD.

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110

_________________________________________________________________

(Registrant's telephone No. including area code)

Not Applicable

_________________________________________________________________

(Former Name or Former Address, if Changed since Last Report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425).

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01  Other Events

The Jewett-Cameron Board of Directors approved a two-for-one split of the Company's common stock. Shareholders will receive one additional common share for each common share held as of the record date. The record date is the close of business on April 25, and the distribution of the new shares is scheduled for on or about May 1, 2013.

A copy of the news release dated April 15, 2013 is attached as exhibit 99.1 herein.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

News release dated April 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 15, 2013

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/  "Donald Boone"

Name: Donald Boone

Title: President/Chief Executive Officer/Director

Date:   April 15, 2013

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/  "Murray G. Smith"

Name: Murray G. Smith

Title: Chief Financial Officer